Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2013
Acquisitions and Dispositions
3.	Acquisitions and Dispositions

On June 20, 2012, Nucor completed the acquisition of the entire equity interest in Skyline Steel LLC (Skyline) and its subsidiaries for the cash purchase price of approximately $675.4 million. No cash was received nor was any debt assumed as a result of the acquisition. Skyline’s financial results are included as part of the steel mills segment (see Note 23).

Skyline is a steel foundation manufacturer and distributor serving the U.S., Canada, Mexico and the Caribbean. Skyline’s steel products are used in marine construction, bridge and highway construction, heavy civil construction, storm protection, underground commercial parking and environmental containment projects in the infrastructure and construction industries. Skyline is a significant consumer of H-piling and sheet piling from Nucor-Yamato Steel Company.

We have allocated the purchase price for Skyline to its individual assets acquired and liabilities assumed.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed of Skyline as of the date of acquisition (in thousands):

Accounts receivable	$128,004
Inventory	260,473
Other current assets	4,410
Property, plant and equipment	70,100
Goodwill	138,579
Other intangible assets	215,600

Total assets acquired	817,166

Current liabilities	137,654
Deferred credits and other liabilities	4,078

Total liabilities assumed	141,732

Net assets acquired	$675,434

The purchase price allocation to the identifiable intangible assets is as follows (in thousands, except years):

As of the date of acquisition		Weighted - Average Life
Customer relationships	$184,500	17 years
Trademarks and trade names	28,500	20 years
Other	2,600	3 years

	$215,600

The goodwill of $138.6 million is primarily attributed to the synergies expected to arise after the acquisition and has been allocated to the steel mills segment (see Note 9). Approximately $128.2 million of the goodwill recognized is expected to be deductible for tax purposes.

In August 2012, Nucor sold the assets of Nucor Wire Products Pennsylvania, Inc., resulting in a loss of $17.6 million. This charge is included in marketing, administrative and other expenses in the consolidated statement of earnings.

In November 2012, Nucor acquired a 50% economic and voting interest in Hunter Ridge Energy Services LLC (Hunter Ridge). Hunter Ridge provides services for the gathering, separation and compression of energy products, including natural gas produced by Nucor’s working interest drilling program. Nucor accounts for the investment (on a one-month lag basis) under the equity method (see Note 10). As of December 31, 2013, Nucor’s investment in Hunter Ridge was $134.5 million ($95.4 million at December 31, 2012).

Other minor acquisitions, exclusive of purchase price adjustments of acquisitions made in prior years, totaled $85.4 million in 2012 and $4.0 million in 2011 (none in 2013).